                                                                   EXHIBIT 99.3


                             Servicer's Certificate
             American Express Travel Related Services Company, Inc.
                                Annual Statement
       Relating to the Period December 28, 2002 through December 28, 2003

                 ----------------------------------------------
                          American Express Master Trust
                 ----------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc. ("TRS"), as Servicer pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of May 1, 1998 (as amended, the "Agreement"), as supplemented by the Series Supplements, amongst TRS, American Express Receivables Financing Corporation ("RFC"), and American Express Centurion Bank (AECB) as Transferor, and The Bank of New York, as Trustee, does hereby certify the information set forth below.

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement as applicable. References herein to certain sections and subsections are references to the respective sections and subsections in the Agreement.

2.   TRS is Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the period from December 28, 2002 through December 28, 2003.

A.   Information Regarding the American Express Master Trust

1.   Trust Principal Component at
         December 28, 2002.....                             $7,569,992,176.19

2.   Aggregate Invested Amounts at
         December 28, 2002.....                             $5,105,391,103.00

3.   Transferor Amount at
         December 28, 2002.....                             $2,464,601,073.19

4.   Trust Principal Component at
         December 28, 2003.....                             $7,354,552,402.94

5.   Aggregate Invested Amounts at
         December 28, 2003.....                             $3,020,163,018.00

6.   Transferor Amount at
         December 28, 2003.....                             $4,334,389,384.94

B. Information Regarding Performance of the American Express Master Trust Receivable Pool

1.   The aggregate Receivable balance as of

     (a) December 28, 2002 was equal to.....                $7,804,115,645.56
     (b) December 28, 2003 was equal to.....                $7,582,012,786.54

                             Servicer's Certificate
             American Express Travel Related Services Company, Inc.
       Relating to the Period December 28, 2002 through December 28, 2003

2.   The Yield Factor in effect from December 28, 2002 through
         December 28, 2003 was equal to.....                          3.0000%

3.   (a) The aggregate amount of Collections on Receivables,
         exclusive of recoveries for the period December 28,
         2002 through December 28, 2003 was equal to.....  $66,229,579,387.42

3.   (b) The aggregate balance of Receivables
         deposited to the Collection Account
         pursuant to Sections 2.04(d) and 3.03
         of the Agreement for  the period December 28, 2002
         through December 28, 2003 was equal to.....       $             0.00

4.   The aggregate amount of Principal Collections
         for the period December 28, 2002 through
         December 28, 2003 was equal to.....               $64,242,692,005.80

5.   The aggregate amount of Yield Collections
         for the period December 28, 2002 through
         December 28, 2003 was equal to.....               $ 1,986,887,381.62

6.   Gross Losses
         [The aggregate amount of Receivables for all Accounts
         which became Defaulted Accounts during the period
         December 28, 2002 through December 28, 2003
         was equal to]...                                  $   242,451,517.06

7.   The aggregate amount of Recoveries
         for the period December 28, 2002 through
         December 28, 2003 was equal to.....               $    58,587,263.00

8.   (a) Net Losses [Gross Losses, less Recoveries]
         for the period December 28, 2002 through
         December 28, 2003 was equal to.....               $   183,864,254.06

8.   (b) The Default Amount [Net Losses, times
         (1 minus the Yield Factor)]
         for the period December 28, 2002 through
         December 28, 2003 was equal to.....               $   178,348,326.44

C. Information Regarding Performance of the American Express Master Trust Receivable Pool (Percentage Basis)

1.   The aggregate amount of Charge Volume and Fees
         for the period December 28, 2002 through
         December 28, 2003.....                            $66,249,928,045.46

2.   Computed yield as a percentage of Charge Volume
         and Fees [Yield Collections for the period
         December 28, 2002 through December 28, 2003 divided by the aggregate amount of Charge Volume and Fees for the
         period December 28, 2002 through December 28, 2003.....      2.9991%

                             Servicer's Certificate
             American Express Travel Related Services Company, Inc.
       Relating to the Period December 28, 2002 through December 28, 2003


3.   Gross Losses as a percentage of Charge Volume
         and Fees [Gross Losses, divided by the
         aggregate amount of Charge Volume and Fees for the
         period December 28, 2002 through December 28, 2003.....      0.3660%

4.   Recovery rate [Recoveries, divided by the
         aggregate amount of Charge Volume and Fees for the
         period December 28, 2002 through December 28, 2003.....      0.0884%

5.   Net Losses as a percentage of Charge Volume
         and Fees [Net Losses, divided by the
         aggregate amount of Charge Volume and Fees for the
         period December 28, 2002 through December 28, 2003.....      0.2775%

6.   Computed Net Yield as a percentage of Charge Volume
         and Fees [Yield Collections less net Net Losses,
         divided by the aggregate amount of Charge Volume and
         Fees for the period December 28, 2002 through
         December 28, 2003.....                                       2.7215%

7.   Mean monthly Payment rate
         [Average of the Average Monthly Payment Rates
         reported for the Due Periods in 2003].....                  87.0564%

8.   Mean Receivable turnover rate [Average of
         the Receivable Turnover Rates reported for the Due
         Periods in 2003].....                                        9.9647%




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                           American Express
                                           Travel Related Services
                                           Company, Inc.
                                           Servicer,

                                           By: /s/ Robin Flanagan
                                               -------------------
                                               Name:  Robin Flanagan
                                               Title: Director
                                                      Global External Reporting

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1994-3
              -----------------------------------------------------

           Schedule - to Year End Servicer's Certificate with respect to the Series 1994-3 Certificates


A. Information Regarding American Express Master Trust aggregated for the period December 28, 2002 through December 28, 2003 allocated to Series 1994-3.

1.   Yield Collections allocated to Series 1994-3.....     $   99,081,953.69

2.   Principal Collections allocated to
         Series 1994-3 during the Revolving Period,
         treated as Excess principal Collections.....      $3,203,649,835.96

3.   The Investor Default Amount allocated to
         Series 1994-3.....                                $    8,883,068.80

4.   Total amount of Interest distributed to holders
         of Series 1994-3                                  $   24,938,095.20

5.   Total amount of Principal distributed to
         holders of Series 1994-3                          $            0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                        American Express
                                        Travel Related Services Company, Inc.
                                        Servicer,

                                        by: /s/ Robin Flanagan
                                            --------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1996-1
              -----------------------------------------------------

           Schedule - to Year End Servicer's Certificate with respect to the Series 1996-1 Certificates


A. Information Regarding American Express Master Trust aggregated for the period December 28, 2002 through August 27, 2003 allocated to Series 1996-1.

1.   Yield Collections allocated to Series 1996-1.....     $  211,460,036.78

2.   Principal Collections allocated to
         Series 1996-1 during the Revolving Period,
         treated as Excess principal Collections.....      $6,837,207,855.78

3.   The Investor Default Amount allocated to
         Series 1996-1.....                                $   20,050,255.68

4.   Total amount of Interest distributed to holders
         of Series 1996-1                                  $   12,732,997.35

5.   Total amount of Principal distributed to
         holders of Series 1996-1                          $1,027,027,027.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                        American Express
                                        Travel Related Services Company, Inc.
                                        Servicer,

                                        by: /s/ Robin Flanagan
                                            --------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global external Reporting

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 1998-1
              -----------------------------------------------------

           Schedule - to Year End Servicer's Certificate with respect to the Series 1998-1 Certificates


A. Information Regarding American Express Master Trust aggregated for the period December 28, 2002 through May 28, 2003 allocated to
         Series 1998-1.

1.   Yield Collections allocated to Series 1998-1.....     $  107,633,400.30

2.   Principal Collections allocated to
         Series 1998-1 during the Revolving Period,
         treated as Excess Principal Collections.....      $3,480,146,609.69

3.   The Investor Default Amount allocated to
         Series 1998-1.....                                $    9,780,343.42

4.   Total amount of Interest distributed to holders
         of Series 1998-1                                  $   20,840,388.00

5.   Total amount of Principal distributed to
         holders of Series 1998-1                          $1,058,201,058.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                        American Express
                                        Travel Related Services Company, Inc.
                                        Servicer,

                                        by: /s/ Robin Flanagan
                                            --------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2001-1
              -----------------------------------------------------

           Schedule - to Year End Servicer's Certificate with respect to the Series 2001-1 Certificates


A. Information Regarding American Express Master Trust aggregated for the period December 28, 2002 through December 28, 2003 allocated to Series 2001-1.

1.   Yield Collections allocated to Series 2001-1.....     $  253,060,665.61

2.   Principal Collections allocated to
         Series 2001-1 during the Revolving Period,
         treated as Excess principal Collections.....      $8,182,294,855.00

3.   The Investor Default Amount allocated to
         Series 2001-1.....                                $   22,687,837.89

4.   Total amount of Interest distributed to holders
         of Series 2001-1                                  $   10,897,540.08

5.   Total amount of Principal distributed to
         holders of Series 2001-1                          $            0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                        American Express
                                        Travel Related Services Company, Inc.
                                        Servicer,

                                        by:   /s/ Robin Flanagan
                                            ---------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                            Global External Reporting

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-1
              -----------------------------------------------------

           Schedule - to Year End Servicer's Certificate with respect to the Series 2002-1 Certificates


A. Information Regarding American Express Master Trust aggregated for the period December 28, 2002 through December 28, 2003 allocated to Series 2002-1.

1.   Yield Collections allocated to Series 2002-1.....     $  253,060,665.61

2.   Principal Collections allocated to
         Series 2002-1 during the Revolving Period,
         treated as Excess principal Collections.....      $8,182,294,855.00

3.   The Investor Default Amount allocated to
         Series 2002-1.....                                $   22,687,837.89

4.   Total amount of Interest distributed to holders
         of Series 2002-1                                  $   10,745,456.74

5.   Total amount of Principal distributed to
         holders of Series 2002-1                          $            0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                        American Express
                                        Travel Related Services Company, Inc.
                                        Servicer,

                                        by: /s/ Robin Flanagan
                                            ---------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting

              -----------------------------------------------------
             American Express Travel Related Services Company, Inc.
                  American Express Master Trust, Series 2002-2
              -----------------------------------------------------

           Schedule - to Year End Servicer's Certificate with respect to the Series 2002-2 Certificates


A. Information Regarding American Express Master Trust aggregated for the period December 28, 2002 through December 28, 2003 allocated to Series 2002-2.

1.   Yield Collections allocated to Series 2002-2.....     $   337,414,221.14

2.   Principal Collections allocated to
         Series 2002-2 during the Revolving Period,
         treated as Excess principal Collections.....      $10,909,726,483.42

3.   The Investor Default Amount allocated to
         Series 2002-2.....                                $    30,250,450.54

4.   Total amount of Interest distributed to holders
         of Series 2002-2                                  $    14,149,160.06

5.   Total amount of Principal distributed to
         holders of Series 2002-2                          $             0.00




IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of January, 2004.


                                        American Express
                                        Travel Related Services Company, Inc.
                                        Servicer,

                                        by: /s/ Robin Flanagan
                                            ---------------------------------
                                            Name:  Robin Flanagan
                                            Title: Director
                                                   Global External Reporting